SECURITIES AND EXCHANGE COMMISSION

                            SCHEDULE 14A INFORMATION
                           PROXY STATEMENT PURSUANT TO
              SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [ ]

FILED BY A PARTY OTHER THAN THE REGISTRANT [X]

CHECK THE APPROPRIATE BOX:

[ ] PRELIMINARY PROXY STATEMENT

[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
    RULE 14A-6(E)(2))

[ ] DEFINITIVE PROXY STATEMENT

[ ] DEFINITIVE ADDITIONAL MATERIALS

[X] SOLICITING MATERIAL PURSUANT TO RULE 14A-12

                       LIGAND PHARMACEUTICALS INCORPORATED

                (Name of registrant as specified in its charter)

                                 THIRD POINT LLC

                         THIRD POINT OFFSHORE FUND, LTD.

                             THIRD POINT PARTNERS LP

                             THIRD POINT ULTRA LTD.

                           LYXOR/THIRD POINT FUND LTD.

                        THIRD POINT PARTNERS QUALIFIED LP

                                 DANIEL S. LOEB

                                JEFFREY R. PERRY

                              BRIGETTE ROBERTS, MD



    (Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction: $______

     (5) Total fee paid: $_________

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed: